UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2004

First Financial Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17122	57-0866076

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

34 Broad Street, Charleston, South Carolina		29401

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (843) 529-5933

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors, or Principal Officers, Election of Directors; Appointment of Principal Officers

Effective December 1, 2004, First Financial Holdings, Inc. named Ronnie M. Givens to its Board of Directors to serve a two year term expiring in 2007. Mr. Givens is a founder and currently serves as the Chairman/Vice President of Gamble Givens & Moody LLC, a registered public accounting firm with Public Company Accounting Oversight Board. Mr. Givens has been appointed to serve as the Chair of the Audit Committee of the Board of Directors. A copy of the press release concerning Mr. Givens' appointment to the Board of Directors is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release of First Financial Holdings, Inc. dated December 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL HOLDINGS, INC.

DATE: December 2, 2004	By:	/s/ A. Thomas Hood

A. Thomas Hood
President and Chief Executive Officer